Supplement dated October 6, 2025

to the Prospectus dated May 1, 2009, as supplemented, for:

Strategic Variable Life®

Issued by Massachusetts Mutual Life Insurance Company

and to the Prospectus dated May 1, 2019, as supplemented, for:

Strategic Variable Life® Plus

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NOTICE OF FUND SUBSTITUTION

The purpose of this Supplement is to announce various fund changes. Capitalized terms used in this Supplement are defined in your Prospectus unless otherwise defined here. “We,” “Us,” or “Our” refer to Massachusetts Mutual Life Insurance Company. “You” or “Your” refer to the Owner of the policy.

At the close of the New York Stock Exchange (“NYSE”) on or about November 14, 2025 (the “Substitution Date”), in accordance with applicable law, shares of the following Existing Funds will be replaced with shares of the following Replacement Funds (the “Substitutions”), set forth in the table below:

Existing Fund (Share Class)	Replacement Fund (Share Class)
Invesco V.I. Discovery Large Cap Fund (Series I)	MML Invesco Discovery Large Cap Fund (Class II)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	MML Invesco Discovery Mid Cap Fund (Class II)
Invesco V.I. Global Fund (Series I)	MML Global Fund (Class II)
Invesco V.I. Main Street Fund® (Series I)	MML Fundamental Equity Fund (Class II)
T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund (Initial Class)[1]

Transfer of Account Value from the Existing Fund

On the Substitution Date, all account value in any Separate Account Division investing in an Existing Fund will automatically be reallocated to the Separate Account Division investing in the corresponding Replacement Fund. Such reallocation will not count toward transfer limits imposed by Our frequent trading and market timing policies. After the Substitution Date, You may not make any allocations to the Separate Account Division investing in an Existing Fund, and such Separate Account Divisions will no longer be available for investment under the policy.

The Substitutions will occur at the relative net asset values of the Existing Funds’ and Replacement Funds’ shares. Your account value immediately prior to the Substitutions will equal Your account value immediately after the Substitutions. There will not be any tax consequences for You as a result of the Substitutions. The Substitutions will be performed at no cost to You. The fees and charges under Your policy will not increase as a result of the Substitutions. The overall fees and expenses of each Replacement Fund are equal to or less than those of the corresponding Existing Fund. Your rights and Our obligations will not be altered in any way.

If Your account value is automatically transferred on the Substitution Date, You will receive a confirmation showing the transfer of Your account value from each Separate Account Division that invests in an Existing Fund to the Separate Account Division that invests in the corresponding Replacement Fund.

1 While the T. Rowe Price Mid-Cap Growth Portfolio was not available as an investment choice for policies issued on or after May 1, 2004, the MML Mid Cap Growth Fund is available as an investment choice for all policies.

PS25_42

Impact on Transaction Requests

The Separate Account Divisions that invest in the Existing Funds will continue to be available for premium payments, allocation elections, transfers, loans, and withdrawals until the close of the NYSE on the Substitution Date. Any premium payment, allocation election, transfer, loan, or withdrawal request involving a Separate Account Division that invests in an Existing Fund on or after the Substitution Date will default to the Separate Account Division that invests in the corresponding Replacement Fund.

Impact on Future Premium Payment Allocations

On the Substitution Date, each Replacement Fund will automatically replace the corresponding Existing Fund under Your premium payment allocation instructions.

If You do not wish to have Your future premium payments allocated to any of the Replacement Funds, You must send a request in good order to Our Administrative Office to change Your premium payment allocation instructions.

Transfer Rights

On the Substitution Date, any account value remaining in a Separate Account Division that invests in an Existing Fund will be automatically reallocated to the Separate Account Division that invests in the corresponding Replacement Fund.

From the date of this Supplement until the Substitution Date, You may transfer Your account value allocated to a Separate Account Division that invests in an Existing Fund to any other Separate Account Division available under Your policy free of charge.

For 30 calendar days following the Substitution Date, You may transfer Your account value allocated to a Separate Account Division that invests in a Replacement Fund to any other Separate Account Division available under Your policy free of charge.

Such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under Your policy or transfer limits imposed by Our frequent trading and market timing policies. We will not charge a transfer fee for such transfers.

From the date of this Supplement to the Substitution Date, and for 30 calendar days after the Substitution Date, We will not exercise any rights reserved under the policy to impose additional restrictions on transfers between Separate Account Divisions.

PS25_42

Fund Addition(s)

In connection with the Substitutions, certain Replacement Funds that are not currently offered as investment options under Your policy will be added to Your policy on the Substitution Date. Information about the new Replacement Funds is below:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML Invesco Discovery Mid Cap Fund (Class II)** Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.83%	—	—	—
Large Cap Growth	MML Invesco Discovery Large Cap Fund (Class II)** Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.74%	—	—	—
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%*	23.71%	13.21%	13.43%
International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%*	5.59%	5.87%	7.55%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.83%	11.16%	7.73%	10.20%

*This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.

**The expenses are based on estimated amounts for the current fiscal year of the Fund. The Fund has not been in operation for a full calendar year, and therefore has no performance history. Performance history will be available for the Fund after it has been in operation for one calendar year.

If You have questions about this Supplement or wish to make any changes to Your policy, please contact Your registered representative, visit Us online at www.MassMutual.com/contact-us, or call Our Administrative Office at (800) 665-2654 (8 a.m.– 5 p.m. Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available by going to www.MassMutual.com/variable-products, selecting the name of Your variable product, and then selecting the applicable fund. You can also request paper copies of fund prospectuses by calling Our Administrative Office at the number listed above or by emailing fundinfo@massmutual.com.

PS25_42